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                   GMAC COMMERCIAL MORTGAGE SECURITIES, INC.

               MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1996-C1

                                                                 EXHIBIT 99.1
                                                                  PAGE 1 OF 5


ITEM 12. SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

As of January 22, 1997 (or, with respect to Classes F, G and H, December 31, 1996, the following persons were known to the Registrant to be the registered beneficial owners of more than 5% of the aggregate fractional undivided interest evidenced by each Class of the Certificates referenced below*:

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              TITLE                        NAME AND ADDRESS                 AMOUNT OF BENEFICIAL
            OF CLASS                     OF BENEFICIAL HOLDERS         OWNERSHIP (ORIGINAL PRINCIPAL)      % CLASS
---------------------------------  ---------------------------------  ---------------------------------  -----------
Class X-1**                        Goldman, Sachs & Co.               N/A (Notional Class)                  100%
                                   c/o ADP Proxy Services
                                   51 Mercedes Way
                                   Edgewood, NY 11717

Class X-2**                        Bankers Trust Company              81,865,527                          17.94%
                                   c/o BT Services Tennessee, Inc.
                                   Custody Services
                                   648 Grassmere Park Road
                                   Nashville, TN 37211

                                   Boston Safe Deposit & Trust Co.    26,300,000                           5.76%
                                   c/o Mellon Bank N.A.
                                   Three Mellon Bank Center
                                   Room 153-3015
                                   Pittsburgh, PA 15259

                                   Chase Manhattan Bank/ Chemical     53,100,000                          11.64%
                                   Auto Settle Department
                                   4 New York
                                   Plaza, 4th Floor
                                   New York, NY 10004

                                   Chase Manhattan Trust             164,314,131                         36.01%
                                   Two Chase Manhattan Plaza, 5th Flr
                                   New York, NY 10081

                                   SSB-Custodian Global Proxy Unit,   44,800,000                           9.82%
                                     A5NW
                                   P. O. Box 1631
                                   Boston, MA 02105-1631

Class A-1*                         Chase Manhattan Trust              22,618,767                          67.57%
                                   Two Chase Manhattan Plaza, 5th Flr
                                   New York, NY 10081

                                   Northwest Bank Minnesota National  3,481,359                           10.40%
                                     Association
                                   733 Marquette Avenue
                                   Minneapolis, MN 55479-0056
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                                                                                                     EXHIBIT 99.1
                                                                                                     PAGE 2 OF 5


                                   Republic National Bank of           7,375,000                           22.03%
                                     New York--Investment Account
                                   One Hanson Place, Lower Level
                                   Brooklyn, NY 11243

Class A-2A*                        Bankers Trust Company              96,007,750                          50.46%
                                   c/o BT Services Tennessee, Inc.
                                   Custody Services
                                   648 Grassmere Park Road
                                   Nashville, TN 37211

                                   Chase Manhattan Trust              21,268,000                          11.18%
                                   Two Chase Manhattan Plaza, 5th Floor
                                   New York, NY 10081

                                   SSB-Custodian Global Proxy Unit,   35,588,250                          18.70%
                                     A5NW
                                   P. O. Box 1631
                                   Boston, MA 02105-1631

Class A-2B*                        American Express Trust Company     11,000,000                          15.29%
                                   1200 Northstar West
                                   Minneapolis, MN 55440

                                   Bank of New York (The)              4,728,000                           6.57%
                                   925 Patterson Plank Rd.
                                   Secaucus, NJ 07094

                                   Bankers Trust Company               4,150,000                           5.77%
                                   c/o BT Services Tennessee, Inc.
                                   Custody Services
                                   648 Grassmere Park Road
                                   Nashville, TN 37211

                                   Chase Manhattan Bank               14,810,000                          20.58%
                                   Two Chase Manhattan Plaza, 5th Floor
                                   New York, NY 10081

                                   Fiduciary Trust Company,           10,000,000                           13.9%
                                     International
                                   2 World Trade Center, 96th Floor
                                   New York, NY 10048-0772

                                   Northwest Bank Minnesota National  6,200,000                            8.62%
                                     Association
                                   733 Marquette Avenue
                                   Minneapolis, MN 55479-0056

CLASS B*                           Chase Manhattan Bank                5,000,000                          15.64%
                                   Two Chase Manhattan Plaza, 5th Floor
                                   New York, NY 10081

                                   Chase Manhattan Bank/              14,000,000                          43.78%
                                     Chemical Auto Settle Department
                                   4 New York Plaza, 4th Floor
                                   New York, NY 10004
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                                                                                                    EXHIBIT 99.1
                                                                                                    PAGE 3 OF 5


                                   SSB-Custodian Global Proxy Unit,    5,000,000                         15.64%
                                     A5NW
                                   P. O. Box 1631
                                   Boston, MA 02105-1631

                                   First Bank, N.A.                    6,978,000                         21.82%
                                   c/o ICE Proxy Services
                                   71 Executive Blvd.
                                   Farmingdale, NY 11735

Class C*                           Boston Safe Deposit & Trust Co.     7,000,000                         26.65%
                                   c/o Mellon Bank N.A.
                                   Three Mellon Bank Center
                                   Room 153-3015
                                   Pittsburgh, PA 15259

                                   Goldman, Sachs & Co.               15,768,000                         60.03%
                                   c/o ADP Proxy Services
                                   51 Mercedes Way
                                   Edgewood, NY 11717

                                   Northern Trust Company              3,500,000                         13.32%
                                   801 S. Calan C-In
                                   Chicago, IL 60607

Class D*                           Boston Safe Deposit & Trust Co.     6,409,000                         23.38%
                                   c/o Mellon Bank N.A.
                                   Three Mellon Bank Center
                                   Room 153-3015
                                   Pittsburgh, PA 15259

                                   First National Bank of Boston      15,000,000                         54.73%
                                   c/o ADP Services
                                   51 Mercedes Way
                                   Edgewood, NY 11717

Class F***                         Goldman, Sachs & Co.                5,000,000                         18.24%
                                   c/o ADP Proxy Services
                                   51 Mercedes Way
                                   Edgewood, NY 11717

Class E***                         Boston Safe Deposit & Trust Co.     7,705,000                         56.22%
                                   c/o Mellon Bank N.A.
                                   Three Mellon Bank Center
                                   Room 153-3015
                                   Pittsburgh, PA 15259

                                   First National Bank of Boston       3,000,000                         21.89%
                                   c/o ADP Services
                                   51 Mercedes Way
                                   Edgewood, NY 11717

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                                                                                                   EXHIBIT 99.1
                                                                                                   PAGE 4 OF 5


                                   PNC National Association            3,000,000                         21.89%
                                   1835 Market Street
                                   11 Penn Center, 15th Floor
                                   Philadelphia, PA 19103

                                   Goldman, Sachs & Co.               21,541,000                         94.31%
                                   85 Broad Street, 6th Floor
                                   New York, NY 10004

Class G***                         Gerlach & Co.                       9,707,500                            50%
                                   c/o Citibank NA/Custody
                                   IC&D Lockbox
                                   P. O. Box 7247-7057
                                   Philadelphia, PA 19170-7057

                                   Goldman, Sachs & Co.                9,707,500                            50%
                                   85 Broad Street, 6th Floor
                                   New York, NY 10004

Class H***                         Gerlach & Co.                       9,707,602                            50%
                                   c/o Citibank NA/Custody
                                   IC&D Lockbox
                                   P. O. Box 7247-7057
                                   Philadelphia, PA 19170-7057

                                   Goldman, Sachs & Co.                9,707,602                            50%
                                   85 Broad Street, 6th Floor
                                   New York, NY 10004

Class R-I                          Goldman, Sachs & Co.                  N/A                               100%
                                   85 Broad Street, 6th Floor
                                   New York, NY 10004

Class R-II                         Goldman, Sachs & Co.                  N/A                               100%
                                   85 Broad Street, 6th Floor
                                   New York, NY 10004

Class R-III                        Goldman, Sachs & Co.                  N/A                               100%
                                   85 Broad Street, 6th Floor
                                   New York, NY 10004
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------------------------
*   As of January 22, 1997, the security ownership of the referenced Class of
    Certificates was registered on the books and records of the registrar to
    "Cede & Co.", The Depository Trust Company's nominee. The beneficial ownership of such Class disclosed herein is based on a security positions listing of The Depository Trust Company as of January 22, 1997.

** The Class X-1 and X-2 Certificates have no principal balances, the holders thereof being entitled solely to distributions of interest accruing on the respective Notional Amount of such Certificates.

*** Reflects registered holders as of December 31, 1996 as identified on the books and records of the registrar.